Exhibit 99.1 Corporate Overview September 2020 1Exhibit 99.1 Corporate Overview September 2020 1

Forward Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words anticipate , believe , could , estimate , expect , intend , may , plan , predict , project , will and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements are subject to risks and uncertainties including, among other things, the ongoing economic and social consequences of the COVID-19 pandemic, including any adverse impact on the commercial launch of ANJESO® or disruption in supply chain, our ability to maintain regulatory approval for ANJESO®, our ability to successfully commercialize ANJESO®; the extent to which government reimbursement for ANJESO remains available at adequate levels and the impact of any changes in government reimbursement on our pricing of ANJESO; the acceptance of ANJESO® by the medical community, including physicians, patients, health care providers and hospital formularies; our ability and that of our third party manufacturers to successfully scale-up our commercial manufacturing process for ANJESO®, our ability to produce commercial supply in quantities and quality sufficient to satisfy market demand for ANJESO®, our ability to raise future financing for continued product development and ANJESO® commercialization, our ability to manage costs and execute on our operational and budget plans, the accuracy of our estimates of the potential market for ANJESO®, our ability to achieve our financial goals; and our ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. These forward- looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. This presentation is intended to be non-promotional and for investor discussion purposes only. 2 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.comForward Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words anticipate , believe , could , estimate , expect , intend , may , plan , predict , project , will and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements are subject to risks and uncertainties including, among other things, the ongoing economic and social consequences of the COVID-19 pandemic, including any adverse impact on the commercial launch of ANJESO® or disruption in supply chain, our ability to maintain regulatory approval for ANJESO®, our ability to successfully commercialize ANJESO®; the extent to which government reimbursement for ANJESO remains available at adequate levels and the impact of any changes in government reimbursement on our pricing of ANJESO; the acceptance of ANJESO® by the medical community, including physicians, patients, health care providers and hospital formularies; our ability and that of our third party manufacturers to successfully scale-up our commercial manufacturing process for ANJESO®, our ability to produce commercial supply in quantities and quality sufficient to satisfy market demand for ANJESO®, our ability to raise future financing for continued product development and ANJESO® commercialization, our ability to manage costs and execute on our operational and budget plans, the accuracy of our estimates of the potential market for ANJESO®, our ability to achieve our financial goals; and our ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. These forward- looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. This presentation is intended to be non-promotional and for investor discussion purposes only. 2 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

Company Highlights • ANJESO® (meloxicam) injection* – Product launched June 2020 – Approved February 20, 2020 for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics – Significant Potential Commercial Opportunity • Additional pipeline candidates in clinical stage development for acute care settings • Baudax Cash position – $39.4 million as of June 30, 2020 – $50 million credit facility secured in May 2020; $10 million drawn – Short dated Cash Exercisable Series B Warrants expected to provide additional $25 million in gross proceeds before or by April 2021, assuming full exercise. As of June 30, 2020, warrant exercises have provided $2.5 million in net proceeds. • Experienced management team with significant commercial, development, and regulatory experience * Limitation of Use: Because of delayed onset of analgesia, ANJESO® alone is not recommended for use when rapid onset of analgesia is required. 3 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.comCompany Highlights • ANJESO® (meloxicam) injection* – Product launched June 2020 – Approved February 20, 2020 for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics – Significant Potential Commercial Opportunity • Additional pipeline candidates in clinical stage development for acute care settings • Baudax Cash position – $39.4 million as of June 30, 2020 – $50 million credit facility secured in May 2020; $10 million drawn – Short dated Cash Exercisable Series B Warrants expected to provide additional $25 million in gross proceeds before or by April 2021, assuming full exercise. As of June 30, 2020, warrant exercises have provided $2.5 million in net proceeds. • Experienced management team with significant commercial, development, and regulatory experience * Limitation of Use: Because of delayed onset of analgesia, ANJESO® alone is not recommended for use when rapid onset of analgesia is required. 3 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

Experienced Management & Launch Leadership Team

Gerri Henwood – President and CEO
Founded Recro Pharma (REPH), Auxilium Pharmaceuticals (AUXL – NASDAQ then Endo) and IBAH (NASDAQ then Omnicare); GSK

Ryan Lake – Chief Financial Officer
20 years of senior financial and life sciences leadership experience – Recro Pharma (REPH), Aspire Bariatrics, DSM (DSM.AS) - DSM Biomedical, Kensey Nash (KNSY), Deloitte

Stewart McCallum, MD – Chief Medical Officer
Board certified Urologist (Stanford & Weill Cornell) with 13 years of industry experience at Recro Pharma and GSK

Jyrki Mattila, M.D., Ph.D – EVP, Business Development
Over 30 years of BD and general management experience – Recro, Lipocine, iCeutica, LZ Therapeutics, Auxilium & Orion

John Harlow – EVP and Chief Commercial Officer
Over 20 years commercial launch and leadership experience – Recro, Novartis, Alpharma/King/Pfizer, Endo, Shionogi, Janssen

Greg Gangemi – Vice President, Sales, Trade & Market Access
Over 25 years of industry, launch and operations experience – Recro, Sepracor/Sunovion, Cubist, Ferring and Ocular Therapeutix

Janeese Carter – Senior Director, Marketing
Over 15 years of marketing, market research, new business strategy, and sales – Recro Pharma, CSL Behring, Pfizer/Wyeth

Paul Baddeley – Senior Director, Commercial Operations
20 years of industry and consulting experience in commercial operations & analytics – Recro, Collegium, IMS Health, Endo

BAUDAX BIO
4

Highlights 5Highlights 5

ANJESO® (meloxicam) injection Overview

Anjeso™
(meloxicam) injection

- Proprietary non-opioid, long-acting IV form
  - Incorporates Alkermes' NanoCrystal® technology
- Once daily, long-acting, preferential COX-2 inhibitor for moderate to severe acute pain
- Commercial Launch Underway
  - Receipt of permanent J-code effective October 1, 2020 and it is expected to replace the previously issued C-code that became effective July 1, 2020
  - Signed contracts with a top 3 IDN and multiple GPOs; others in-process
- Orange Book Listed patents run until 2030

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

6

ANJESO® (meloxicam) Injection:
The First and Only Once-Daily IV Analgesic

Up to 24-hour pain relief

24 HOURS

Efficacy in orthopedic & soft tissue procedures

Demonstrated Safety & Tolerability

Evaluated in more than 1400 patients[1]

COX-2 Preferential IV NSAID*

That can be incorporated into MMA protocols

Once-daily IV push

Ready-to-use, no reconstitution or refrigeration

1. Data on file. Baudax Bio, Inc. *The mechanism of action of IV meloxicam, like other NSAIDs, is not completely understood, but involves inhibition of both COX-1 and COX-2 pathways.
COX-1 = cyclooxygenase 1; COX-2 = cyclooxygenase 2; IV = intravenous; NSAID = nonsteroidal anti-inflammatory drug; MMA = multimodal analgesia

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

7

ANJESO® Evaluated in Three Phase 3 Studies

Study Population[a]	ANJESO 30 mg	Placebo	Primary Endpoint	Outcome
Bunionectomy[1]	n=100	n=101	SPID48*	31% greater pain reduction vs placebo (p=0.0034)
Abdominoplasty[2]	n=110	n=109	SPID24*	17% greater pain reduction vs placebo (p=0.0145)
Safety study; multiple hard & soft tissue procedures[3]	n=538	n=183	Safety, including number of patients with adverse events up to 28 days after dosing	Adverse Events comparable to placebo

*SPID (Sum of Pain Intensity Differences) is calculated by the sum of the difference between current pain and baseline pain at each post-dose time point. SPID48 = summed pain intensity difference from 0-48 hours, SPID24 = summed pain intensity difference from 0-24 hours. [a]All studies completed with efficacy, safety and opioid reduction data.

1. Pollak RA et al. Clin J Pain. 2018;34(10):918-926. 2. Singla N et al. Plast Reconstr Surg Glob Open. 2018;6:e1846. 3. Bergese SD et al. Clin Pharmacol Drug Dev. 2019;8(8) 1062-1072.

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

8

ANJESO® Adverse Events Across All Phase 3 Studies Adverse Reactions in Placebo-Controlled Phase 3 ANJESO 30 mg Placebo Clinical Trials occurring in ≥2% of Patients Treated (n=748) (n=393) with ANJESO® and at a greater frequency than Placebo % (n) % (n) Constipation 57 (7.6%) 24 (6.1%) Gamma-Glutamyl Transferase Increased 21 (2.8%) 6 (1.5%) ANJESO (n=748) Anemia 18 (2.4%) 4 (1.0%) Source: ANJESO Prescribing Information 9 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.comANJESO® Adverse Events Across All Phase 3 Studies Adverse Reactions in Placebo-Controlled Phase 3 ANJESO 30 mg Placebo Clinical Trials occurring in ≥2% of Patients Treated (n=748) (n=393) with ANJESO® and at a greater frequency than Placebo % (n) % (n) Constipation 57 (7.6%) 24 (6.1%) Gamma-Glutamyl Transferase Increased 21 (2.8%) 6 (1.5%) ANJESO (n=748) Anemia 18 (2.4%) 4 (1.0%) Source: ANJESO Prescribing Information 9 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

Two Phase 3b Health Economic Studies Completed with Preoperative Administration of ANJESO®

Study Population[1]	ANJESO® 30 mg	Placebo	Primary Endpoint	Selection of Secondary Endpoints	Selection of Results[2]
Total Knee Arthroplasty (TKA)	n=93	n=88	Evaluate efficacy of preoperative* administration measured by total opioid consumption	Evaluate impact on pain control and healthcare resource utilization	Preoperative administration of ANJESO as part of a MMA regimen was associated with lower total mean hospital costs >$2,500 during the hospital stay than patients in the placebo group
Bowel Resection Surgery	n=27	n=28	Evaluate safety and tolerability of preoperative* administration	Evaluate impact on hospital LOS, opioid consumption and healthcare resource utilization	Preoperative administration of ANJESO as part of a MMA regimen was well tolerated and decreased mean LOS by 1.1 days (3.6 vs 4.7 days)

*Preoperative dosing = ANJESO 30mg was administered prior to surgical incision (TKA) or 30 minutes prior to the start of surgery (bowel resection), then once-daily while in hospital until discharge or IV analgesic was no longer appropriate. 1. Studies completed with efficacy, safety, opioid reduction and healthcare resource utilization measures. 2. Data on file. Baudax Bio, Inc. Abstracts and publications pending. MMA = multimodal analgesia; LOS = length of stay

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

10

ANJESO® (meloxicam) Injection:
The First and Only Once-Daily IV Analgesic



Anjeso

Dosing and Administration Highlights

- **Once-daily, IV bolus injection push over 15 seconds**
  - Administered as a 30-mg (1 mL)
  - Available as a small* (2 mL) single dose vial
- **Ready-to-use**
  - No reconstitution required
  - Room temperature storage - no need to refrigerate

When initiating ANJESO, monitor patient analgesic response. Because the median time to meaningful pain relief was 2 and 3 hours after ANJESO administration in two clinical studies, a non-NSAID analgesic with a rapid onset of effect may be needed, for example, upon anesthetic emergence or resolution of local or regional anesthetic blocks.

Some patients may not experience adequate analgesia for the entire 24-hour dosing interval and may require administration of a short-acting, non-NSAID, immediate-release analgesic.

Source: ANJESO Prescribing Information.
*Vial size approximately 16 X 34.5 mm

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

11

Commercial Opportunity 12Commercial Opportunity 12

Large Opportunity Waiting For Non-Opioid Solutions: Market Can Be Targeted Efficiently & Effectively

	HOSPITAL INPATIENT	HOPD	ASC	TOTAL
ADDRESSABLE PROCEDURES*	11m	9m	2.2m	~22m Procedures
CORE TARGET PROCEDURES	Orthopedic (Hip/Knee, Spine, other) General Surgery Colorectal			
TARGETED PROCEDURES	3.4m	6.9m	1.0m	~11.3m Procedures
TARGETED ACCOUNTS	~1,450 HOSPITALS		~550 ASCs	~2,000 Accounts

Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where ANJESO use is anticipated.

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

13

ANJESO® Stated Shares in Market Surveys Remain Consistently Positive

Approximately 65% of MDs surveyed believe they would likely use ANJESO with stated procedure shares ranging from 39-52%



Anticipated Change in Share in PACU Setting
% of Surgeries[1]
Oral Opioids -6%
Fentanyl -6%
IV Opioids -13%
IV Ketorolac -7%
IV Ibuprofen -1%
IV Acetaminophen -3%
Local Injections 0%
ANJESO 26%



ANJESO Stated Share by Procedure Type – % of Patients[2]
Knee & Shoulder Arthroscopy 46%
Total Hip Replacement 45%
Total Knee Replacement 47%
Other Orthopedic Procedures 40%
Hernia Repair 52%
Laproscopic Cholesysectomy 48%
Soft Tissue Procedures 39%
Bowel Resection and Other Colorectal Procedures 44%

*Product profile in surveys was fair balanced, based on clinical data and similar to final label. Stated shares do not account for possible access restrictions (i.e. special order, quantity limits, specific procedural prescribing, limitations by site of care, etc.) 1. December 2017 – Blinded, Third Party Market Research, n=462. 2. January 2020 – Blinded, Third Party Market Research, n=400. PACU = Post-Anesthesia Care Unit

BAUDAX BIO

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

14

Commercial Launch 15Commercial Launch 15

Early Progress Promising on Pull Through Opportunities

WHOLESALERS

ANJESO STOCKED IN MAJOR WHOLESALERS

- Wholesaler and Specialty Distributors agreements in place with sufficient launch inventory in forward distribution centers

GOVERNMENT FILINGS

SECURING ACCESS TO GOV'T PROGAMS

- Pass through status & C-code effective 7/1/2020
- CMS granted permanent J-code (HCPCS) to become effective 10/1/2020
- VHA Interim and FSS contracts in place providing access to VA/DOD, Tricare, Medicare, FSS and 340b

GPOs

95% OF HOSPITALS ARE GPO MEMBERS

- Two GPO agreements signed and effective in July and August
- Additional GPO agreements under review and evaluation

STRATEGIC CUSTOMERS

KEY CUSTOMERS HAVE INTEREST

- Large national agreement went effective 7/1 and sales team focused on regional pull-through process
- Team focused on driving awareness and early usage at targeted accounts

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

16

Field Engaging Customers In-Person & Virtually with Comprehensive Resources


Go With ANJESO

- Core Visual Aid
- Promotional Leave Behind
- Rep Inservice Deck
- Tabletop Panels
- Baudax Bio Brochure


Detail Aids &
Collateral
Publication
Resources
Market Access/
Reimbursement
Speaker Program

- Phase 3 Publication Flashcard
- Phase 3 Abdominoplasty Reprint
- Phase 3 Bunionectomy Reprint
- Phase 3 Safety Study Reprint
- Pharmacoeconomic Materials


Anjeso
Phase 3 Publications


Anjeso
MEDICARE

- Site specific billing resources
- Comprehensive Billing Guides
- NDC Announcements
- HUB flashcard
- Coverage Announcements
- Commercial Claim Forms

- Virtual and In-Personal Speaker Programs


Introducing Non-Opioid
ANJESO

BAUDAX BIO

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

17

Prepared for an Efficient Launch

Solid Foundation → **Efficient Launch**

- Surgical claims data identified ~2,000 accounts that cover 80% of the market
- Launching with ~50 Reps enables coverage of 800-1,000 accounts (~50% of market)
- Prior field team activity qualified and prioritized ~300 accounts

Total Accounts:
1450 Hospitals & 550 ASCs

Launch Targets:
800 – 1000 Accounts

High Priority Targets:
~200 Hospitals & ~100 ASCs

Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where ANJESO use is anticipated.

BAUDAX BIO

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

18

Wholesale Acquisition Cost: ANJESO and Other Non-Opioids



Anjeso
(meloxicam) injection
$94.00
$9.84
IV Ketorolac (per day)
$47.37
Ofirmev (per dose)
$78.60
Caldolor (4X dose)
$94.74
Ofirmev (2X dose)
$142.11
Ofirmev (3X dose)
$173.84
Ofirmev (4X dose)
$334.18
Exparel (per dose)
Note: For illustration only. Not drawn to scale

Strong Economic Evidence Available at Launch	
	▪ **Economic Analysis** of two Phase 3b studies completed with positive data available ▪ **Budget Impact & Cost Effectiveness Models** to address ANJESO cost effectiveness vs. other IV analgesics ▪ **Retrospective Analyses** of claims database that models real-world AE rates and costs

Source: Wholesale Acquisition Cost Prices from Red Book accessed August 2020, which may not represent a customer's cost. Price per day equals dosing schedule times price per dose. Dosing schedule according to product prescribing information for 24-hour coverage. Generic ketorolac has multiple manufacturers, price reflects the lowest manufacturer WAC.

BAUDAX BIO

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

19

Surgical Setting Coding and Reimbursement Hospital Inpatient Hospital Outpatient Ambulatory Surgery Centers M Me ed diic ca ar re e M Me ed diic ca ar re e M Me ed diic ca ar re e •• U Us se e J J3 34 49 90 0•• U Un niiq qu ue e C Co od de e, , C C9 90 05 59 9 •• U Un niiq qu ue e C Co od de e, , C C9 90 05 59 9 •• R Re eiim mb bu ur rs se em me en nt t b bu un nd dlle ed d iin nt to o ( (IIn nj je ec ct tiio on n, , M Me ello ox xiic ca am m 1 1m mg g) ) ( (IIn nj je ec ct tiio on n, , M Me ello ox xiic ca am m 1 1m mg g) ) D DR RG G p pa ay ym me en nt t•• R Re eiim mb bu ur rs se ed d a at t 8 80 0% % o of f 9 95 5% %•• R Re eiim mb bu ur rs se ed d a at t 8 80 0% % o of f 9 95 5% % o of f A AW WP P o of f A AW WP P C Co om mm me er rc ciia all C Co om mm me er rc ciia all C Co om mm me er rc ciia all •• U Us se e J J3 34 49 90 0•• U Us se e J J3 34 49 90 0 u un nt tiill 1 10 0/ /1 1/ /2 20 02 20 0•• U Us se e J J3 34 49 90 0 u un nt tiill 1 10 0/ /1 1/ /2 20 02 20 0 •• B Bu un nd dlle ed d a an nd d p pa ar rt t o of f a a•• M Ma ay y b be e b bu un nd dlle ed d w wiit th h •• M Ma ay y b be e b bu un nd dlle ed d w wiit th h c ca as se e r ra at te e p pr ro oc ce ed du ur re e o or r s se ep pa ar ra at te elly y p pr ro oc ce ed du ur re e o or r s se ep pa ar ra at te elly y r re eiim mb bu ur rs se ed d b ba as se ed d o on n t th he e r re eiim mb bu ur rs se ed d b ba as se ed d o on n t th he e f fa ac ciilliit ty y c co on nt tr ra ac ct t f fa ac ciilliit ty y c co on nt tr ra ac ct t AWP=average wholesale price; DRG=diagnosis related group. Permanent J-code J1738 Injection, meloxicam, 1 mg“ effective 10/1/2020 and will replace all other codes 20 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.comSurgical Setting Coding and Reimbursement Hospital Inpatient Hospital Outpatient Ambulatory Surgery Centers M Me ed diic ca ar re e M Me ed diic ca ar re e M Me ed diic ca ar re e •• U Us se e J J3 34 49 90 0•• U Un niiq qu ue e C Co od de e, , C C9 90 05 59 9 •• U Un niiq qu ue e C Co od de e, , C C9 90 05 59 9 •• R Re eiim mb bu ur rs se em me en nt t b bu un nd dlle ed d iin nt to o ( (IIn nj je ec ct tiio on n, , M Me ello ox xiic ca am m 1 1m mg g) ) ( (IIn nj je ec ct tiio on n, , M Me ello ox xiic ca am m 1 1m mg g) ) D DR RG G p pa ay ym me en nt t•• R Re eiim mb bu ur rs se ed d a at t 8 80 0% % o of f 9 95 5% %•• R Re eiim mb bu ur rs se ed d a at t 8 80 0% % o of f 9 95 5% % o of f A AW WP P o of f A AW WP P C Co om mm me er rc ciia all C Co om mm me er rc ciia all C Co om mm me er rc ciia all •• U Us se e J J3 34 49 90 0•• U Us se e J J3 34 49 90 0 u un nt tiill 1 10 0/ /1 1/ /2 20 02 20 0•• U Us se e J J3 34 49 90 0 u un nt tiill 1 10 0/ /1 1/ /2 20 02 20 0 •• B Bu un nd dlle ed d a an nd d p pa ar rt t o of f a a•• M Ma ay y b be e b bu un nd dlle ed d w wiit th h •• M Ma ay y b be e b bu un nd dlle ed d w wiit th h c ca as se e r ra at te e p pr ro oc ce ed du ur re e o or r s se ep pa ar ra at te elly y p pr ro oc ce ed du ur re e o or r s se ep pa ar ra at te elly y r re eiim mb bu ur rs se ed d b ba as se ed d o on n t th he e r re eiim mb bu ur rs se ed d b ba as se ed d o on n t th he e f fa ac ciilliit ty y c co on nt tr ra ac ct t f fa ac ciilliit ty y c co on nt tr ra ac ct t AWP=average wholesale price; DRG=diagnosis related group. Permanent J-code J1738 Injection, meloxicam, 1 mg“ effective 10/1/2020 and will replace all other codes 20 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

Pass-Through, Unique C-code & J-code All Granted by CMS

Unique C-Code Granted & Currently Effective

March 2020	July 1, 2020	Granted, 3 years of pass-through coverage until June 30, 2023
March 1, 2020 Apply for unique C-code	**Unique Code, C9059 (Injection, Meloxicam 1mg) Effective July 1, 2020**	

Permanent J-Code Granted

July/August 2020	October 1, 2020	Pass-through continues until June 30, 2023
July 2020 CMS posts final decision	**Level II HCPCS code J1738 "Injection, meloxicam, 1 mg" effective 10/1/2020** J-code replaces unique C-code when it becomes effective; Pass-through continues until June 30, 2023	

Source: Centers for Medicare & Medicaid Services (CMS) updated its Healthcare Common Procedural Coding System (HCPCS) Level II coding procedures in November 2019 to enable shorter and more frequent HCPCS code application cycles. More information can be found at https://www.cms.gov/Medicare/Coding/MedHCPCSGenInfo

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

21

ANJESO® (meloxicam) Injection: The First and Only Once-Daily IV Analgesic

Up to 24-hour pain relief

24 HOURS

Efficacy in orthopedic & soft tissue procedures

Demonstrated Safety & Tolerability

Evaluated in more than 1400 patients[1]

COX-2 Preferential IV NSAID*

That can be incorporated into MMA protocols

Once-daily IV push

Ready-to-use, no reconstitution or refrigeration

1. Data on file. Baudax Bio, Inc. *The mechanism of action of IV meloxicam, like other NSAIDs, is not completely understood, but involves inhibition of both COX-1 and COX-2 pathways.
COX-1 = cyclooxygenase 1; COX-2 = cyclooxygenase 2; IV = intravenous; NSAID = nonsteroidal anti-inflammatory drug; MMA = multimodal analgesia

BAUDAX BIO

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

22

Company Highlights • ANJESO® (meloxicam) injection* – Product launched June 2020 – Approved February 20, 2020 for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics – Significant Potential Commercial Opportunity • Additional pipeline candidates in clinical stage development for acute care settings • Baudax Cash position – $39.4 million as of June 30, 2020 – $50 million credit facility secured in May 2020; $10 million drawn – Short dated Cash Exercisable Series B Warrants expected to provide additional $25 million in gross proceeds before or by April 2021, assuming full exercise. As of June 30, 2020, warrant exercises have provided $2.5 million in net proceeds. • Experienced management team with significant commercial, development, and regulatory experience * Limitation of Use: Because of delayed onset of analgesia, ANJESO® alone is not recommended for use when rapid onset of analgesia is required. 23 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.comCompany Highlights • ANJESO® (meloxicam) injection* – Product launched June 2020 – Approved February 20, 2020 for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics – Significant Potential Commercial Opportunity • Additional pipeline candidates in clinical stage development for acute care settings • Baudax Cash position – $39.4 million as of June 30, 2020 – $50 million credit facility secured in May 2020; $10 million drawn – Short dated Cash Exercisable Series B Warrants expected to provide additional $25 million in gross proceeds before or by April 2021, assuming full exercise. As of June 30, 2020, warrant exercises have provided $2.5 million in net proceeds. • Experienced management team with significant commercial, development, and regulatory experience * Limitation of Use: Because of delayed onset of analgesia, ANJESO® alone is not recommended for use when rapid onset of analgesia is required. 23 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

Important Safety Information 24Important Safety Information 24

Indication and Boxed Warning INDICATION ANJESO is indicated for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics. Limitation of Use: Because of delayed onset of analgesia, ANJESO alone is not recommended for use when rapid onset of analgesia is required. IMPORTANT SAFETY INFORMATION WARNING: RISK OF SERIOUS CARDIOVASCULAR AND GASTROINTESTINAL EVENTS Cardiovascular Risk • Non-steroidal anti-inflammatory drugs (NSAIDs) cause an increased risk of serious cardiovascular thrombotic events, including myocardial infarction and stroke, which can be fatal. This risk may occur early in treatment and may increase with duration of use. • ANJESO is contraindicated in the setting of coronary artery bypass graft (CABG) surgery. Gastrointestinal Risk • NSAIDs cause an increased risk of serious gastrointestinal (GI) adverse events including bleeding, ulceration, and perforation of the stomach or intestines, which can be fatal. These events can occur at any time during use and without warning symptoms. Elderly patients and patients with a prior history of peptic ulcer disease and/or GI bleeding are at greater risk for serious GI events. 25Indication and Boxed Warning INDICATION ANJESO is indicated for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics. Limitation of Use: Because of delayed onset of analgesia, ANJESO alone is not recommended for use when rapid onset of analgesia is required. IMPORTANT SAFETY INFORMATION WARNING: RISK OF SERIOUS CARDIOVASCULAR AND GASTROINTESTINAL EVENTS Cardiovascular Risk • Non-steroidal anti-inflammatory drugs (NSAIDs) cause an increased risk of serious cardiovascular thrombotic events, including myocardial infarction and stroke, which can be fatal. This risk may occur early in treatment and may increase with duration of use. • ANJESO is contraindicated in the setting of coronary artery bypass graft (CABG) surgery. Gastrointestinal Risk • NSAIDs cause an increased risk of serious gastrointestinal (GI) adverse events including bleeding, ulceration, and perforation of the stomach or intestines, which can be fatal. These events can occur at any time during use and without warning symptoms. Elderly patients and patients with a prior history of peptic ulcer disease and/or GI bleeding are at greater risk for serious GI events. 25

Important Safety Information (cont) CONTRAINDICATIONS ANJESO is contraindicated in patients with: • Known hypersensitivity (eg, anaphylactic reactions and serious skin reactions) to meloxicam or any components of the drug product. • History of asthma, urticaria, or other allergic-type reactions after taking aspirin or other NSAIDs. • In the setting of coronary artery bypass graft (CABG) surgery. • Moderate to severe renal insufficiency patients who are at risk for renal failure due to volume depletion. WARNINGS AND PRECAUTIONS Hepatotoxicity: Elevations of ALT or AST have been reported in patients with NSAIDs. In addition, rare, sometimes fatal, cases of severe hepatic injury including fulminant hepatitis, liver necrosis, and hepatic failure have been reported. Inform patients of warning signs and symptoms of hepatotoxicity. Discontinue ANJESO immediately if abnormal liver tests persist or worsen or if clinical signs and symptoms of liver disease develop. Hypertension: NSAIDs including ANJESO can lead to new onset of hypertension or worsening of preexisting hypertension, which may contribute to the increased incidence of cardiovascular (CV) events. Patients taking some antihypertensive medications may have impaired response to these therapies when taking NSAIDs. Monitor blood pressure. Heart Failure and Edema: NSAID use increased the risk of myocardial infarction (MI), hospitalization for heart failure, and death. Avoid use of ANJESO in patients with severe heart failure unless benefits are expected to outweigh risk of worsening heart failure. If ANJESO is used in patients with severe heart failure, monitor patients for signs of worsening heart failure. 26Important Safety Information (cont) CONTRAINDICATIONS ANJESO is contraindicated in patients with: • Known hypersensitivity (eg, anaphylactic reactions and serious skin reactions) to meloxicam or any components of the drug product. • History of asthma, urticaria, or other allergic-type reactions after taking aspirin or other NSAIDs. • In the setting of coronary artery bypass graft (CABG) surgery. • Moderate to severe renal insufficiency patients who are at risk for renal failure due to volume depletion. WARNINGS AND PRECAUTIONS Hepatotoxicity: Elevations of ALT or AST have been reported in patients with NSAIDs. In addition, rare, sometimes fatal, cases of severe hepatic injury including fulminant hepatitis, liver necrosis, and hepatic failure have been reported. Inform patients of warning signs and symptoms of hepatotoxicity. Discontinue ANJESO immediately if abnormal liver tests persist or worsen or if clinical signs and symptoms of liver disease develop. Hypertension: NSAIDs including ANJESO can lead to new onset of hypertension or worsening of preexisting hypertension, which may contribute to the increased incidence of cardiovascular (CV) events. Patients taking some antihypertensive medications may have impaired response to these therapies when taking NSAIDs. Monitor blood pressure. Heart Failure and Edema: NSAID use increased the risk of myocardial infarction (MI), hospitalization for heart failure, and death. Avoid use of ANJESO in patients with severe heart failure unless benefits are expected to outweigh risk of worsening heart failure. If ANJESO is used in patients with severe heart failure, monitor patients for signs of worsening heart failure. 26

Important Safety Information (cont) Post MI Patients: Avoid the use of ANJESO in patients with recent MI unless the benefits are expected to outweigh the risk of recurrent CV thrombotic events. If ANJESO is used in these patients, monitor for signs of cardiac ischemia. Renal Toxicity: Long-term administration of NSAIDs has resulted in renal papillary necrosis, renal insufficiency, acute renal failure, and other renal injury. ANJESO is not recommended in patients with moderate to severe renal insufficiency and is contraindicated in patients with moderate to severe renal insufficiency who are at risk for renal failure due to volume depletion. Correct volume status in dehydrated or hypovolemic patients prior to initiating ANJESO. Monitor renal function in patients with renal or hepatic impairment, heart failure, dehydration, or hypovolemia. Avoid use of ANJESO in patients with advanced renal disease unless benefits are expected to outweigh risk of worsening renal function. If ANJESO is used in patients with advanced renal disease, monitor patients for signs of worsening renal function. Anaphylactic Reactions: Meloxicam has been associated with anaphylactic reactions in patients with and without known hypersensitivity to meloxicam and in patients with aspirin-sensitive asthma. Seek emergency help if an anaphylactic reaction occurs. Exacerbation of Asthma Related to Aspirin Sensitivity: ANJESO is contraindicated in patients with aspirin-sensitive asthma. Monitor patients with preexisting asthma (without aspirin sensitivity). Serious Skin Reactions: NSAIDs, including ANJESO, can cause serious skin reactions, including exfoliative dermatitis, Stevens-Johnson Syndrome (SJS), and toxic epidermal necrolysis (TEN), which can be fatal and can occur without warning. Discontinue ANJESO at first appearance of skin rash or other signs of hypersensitivity. Hematologic Toxicity: Anemia has occurred in NSAID-treated patients. Monitor hemoglobin or hematocrit in patients with any signs or symptoms of anemia. NSAIDs, including ANJESO, may increase the risk of bleeding events. Monitor patients for signs of bleeding. 27Important Safety Information (cont) Post MI Patients: Avoid the use of ANJESO in patients with recent MI unless the benefits are expected to outweigh the risk of recurrent CV thrombotic events. If ANJESO is used in these patients, monitor for signs of cardiac ischemia. Renal Toxicity: Long-term administration of NSAIDs has resulted in renal papillary necrosis, renal insufficiency, acute renal failure, and other renal injury. ANJESO is not recommended in patients with moderate to severe renal insufficiency and is contraindicated in patients with moderate to severe renal insufficiency who are at risk for renal failure due to volume depletion. Correct volume status in dehydrated or hypovolemic patients prior to initiating ANJESO. Monitor renal function in patients with renal or hepatic impairment, heart failure, dehydration, or hypovolemia. Avoid use of ANJESO in patients with advanced renal disease unless benefits are expected to outweigh risk of worsening renal function. If ANJESO is used in patients with advanced renal disease, monitor patients for signs of worsening renal function. Anaphylactic Reactions: Meloxicam has been associated with anaphylactic reactions in patients with and without known hypersensitivity to meloxicam and in patients with aspirin-sensitive asthma. Seek emergency help if an anaphylactic reaction occurs. Exacerbation of Asthma Related to Aspirin Sensitivity: ANJESO is contraindicated in patients with aspirin-sensitive asthma. Monitor patients with preexisting asthma (without aspirin sensitivity). Serious Skin Reactions: NSAIDs, including ANJESO, can cause serious skin reactions, including exfoliative dermatitis, Stevens-Johnson Syndrome (SJS), and toxic epidermal necrolysis (TEN), which can be fatal and can occur without warning. Discontinue ANJESO at first appearance of skin rash or other signs of hypersensitivity. Hematologic Toxicity: Anemia has occurred in NSAID-treated patients. Monitor hemoglobin or hematocrit in patients with any signs or symptoms of anemia. NSAIDs, including ANJESO, may increase the risk of bleeding events. Monitor patients for signs of bleeding. 27

Important Safety Information (cont) DRUG INTERACTIONS Drugs That Interfere With Hemostasis (eg, warfarin, aspirin, SSRIs/SNRIs): Monitor patients for bleeding who are concomitantly taking ANJESO with drugs that interfere with hemostasis. Concomitant use of ANJESO and analgesic doses of aspirin is not generally recommended. Angiotensin Converting Enzyme (ACE) Inhibitors, Angiotensin Receptor Blockers (ARB), or Beta-Blockers: Concomitant use with ANJESO may diminish the antihypertensive effect of these drugs. Monitor blood pressure. ACE Inhibitors and ARBs: Concomitant use with ANJESO in elderly, volume depleted, or those with renal impairment may result in deterioration of renal function. In such high-risk patients, monitor for signs of worsening renal function. Diuretics: NSAIDs can reduce natriuretic effect of furosemide and thiazide diuretics. Monitor patients to ensure diuretic efficacy including antihypertensive effects. ADVERSE REACTIONS The most common adverse reactions in controlled clinical trials occurring in ≥2% of patients treated with ANJESO and at a greater frequency than placebo included: constipation, gamma-glutamyl transferase increased and anemia. USE IN SPECIFIC POPULATIONS Pregnancy: Use of NSAIDs during the third trimester of pregnancy increases the risk of premature closure of the fetal ductus arteriosus. Avoid use of NSAIDs in pregnant women starting at 30 weeks gestation. Infertility: NSAIDs are associated with reversible infertility. Consider withdrawal of ANJESO in women who have trouble conceiving. Please see full Prescribing Information, including Boxed Warning, at www.baudaxbio.com. 28Important Safety Information (cont) DRUG INTERACTIONS Drugs That Interfere With Hemostasis (eg, warfarin, aspirin, SSRIs/SNRIs): Monitor patients for bleeding who are concomitantly taking ANJESO with drugs that interfere with hemostasis. Concomitant use of ANJESO and analgesic doses of aspirin is not generally recommended. Angiotensin Converting Enzyme (ACE) Inhibitors, Angiotensin Receptor Blockers (ARB), or Beta-Blockers: Concomitant use with ANJESO may diminish the antihypertensive effect of these drugs. Monitor blood pressure. ACE Inhibitors and ARBs: Concomitant use with ANJESO in elderly, volume depleted, or those with renal impairment may result in deterioration of renal function. In such high-risk patients, monitor for signs of worsening renal function. Diuretics: NSAIDs can reduce natriuretic effect of furosemide and thiazide diuretics. Monitor patients to ensure diuretic efficacy including antihypertensive effects. ADVERSE REACTIONS The most common adverse reactions in controlled clinical trials occurring in ≥2% of patients treated with ANJESO and at a greater frequency than placebo included: constipation, gamma-glutamyl transferase increased and anemia. USE IN SPECIFIC POPULATIONS Pregnancy: Use of NSAIDs during the third trimester of pregnancy increases the risk of premature closure of the fetal ductus arteriosus. Avoid use of NSAIDs in pregnant women starting at 30 weeks gestation. Infertility: NSAIDs are associated with reversible infertility. Consider withdrawal of ANJESO in women who have trouble conceiving. Please see full Prescribing Information, including Boxed Warning, at www.baudaxbio.com. 28

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